Exhibit 99.1

EXL Releases Statement on COVID-19 Impact and Withdraws 2020 Guidance

New York, NY – March 23, 2020 - ExlService Holdings, Inc. (NASDAQ: EXLS), a leading operations management and analytics company, today announced that it is withdrawing the Company’s 2020 annual guidance. Several of the Company’s operation centers have been and may continue to be affected by local restrictions on facilities access.  EXL has implemented business continuity measures, such as remote working, where applicable to continue operations and is partnering closely with clients to provide required support to their businesses.

Until there is clarity on the duration and severity of the COVID-19 situation, EXL is withdrawing its 2020 annual guidance.  At this time, the impact of COVID-19 on future revenues, profitability and our overall business cannot be accurately assessed. EXL intends to reassess its annual guidance in April and hopes to have better clarity for 2020 when the Company releases its first quarter results.

The Company continues to maintain a strong cash and liquidity position. As of the end of December 31, 2019, the Company had a net positive cash position of $71.5 million with cash and short term investments of $321.4 million and total borrowings of $249.9 million.  Since December 31, 2019, there have been no significant changes to the Company’s net cash position.

About ExlService Holdings, Inc.

EXL (NASDAQ: EXLS) is a leading operations management and analytics company that helps our clients build and grow sustainable businesses. By orchestrating our domain expertise, data, analytics and digital technology, we look deeper to design and manage agile, customer-centric operating models to improve global operations, drive profitability, enhance customer satisfaction, increase data-driven insights, and manage risk and compliance. Headquartered in New York, EXL has more than 31,700 professionals in locations throughout the United States, the UK, Europe, India, the Philippines, Colombia, Australia and South Africa. EXL serves multiple industries including insurance, healthcare, banking and financial services, utilities, travel, transportation and logistics, media and retail, among others. For more information, visit www.exlservice.com.

Continuing Statement Regarding Forward-Looking Statements This press release contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to EXL's operations and business environment, all of which are difficult to predict and many of which are beyond EXL’s control. Forward-looking statements include information concerning EXL’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management's experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although EXL believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect EXL’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors, which include our ability to successfully close and integrate strategic acquisitions, ability to respond to and manage emerging public health crises, including the outbreak of the novel coronavirus (COVID-19), are discussed in more detail in EXL’s filings with the Securities and Exchange Commission, including EXL’s Annual Report on Form 10-K. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect EXL. EXL has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

Contact: Steven N. Barlow

Vice President, Investor Relations

(212) 624-5913

ir@exlservice.com